Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated March 24, 2009, with respect to the consolidated financial statements of Dollar General Corporation for the year ended January 30, 2009 included in the Prospectus Supplement filed pursuant to Rule 424(b)(3) dated March 24, 2009 (Prospectus Supplement) that is made a part of the Registration Statement on Form S-1 (No. 333-150096) that includes the Prospectus Supplement.

/s/ Ernst & Young LLP

Nashville, Tennessee

March 24, 2009